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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to section 13 or 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 April 12, 1999


                            First Citizens Banc Corp
                            ------------------------
             (Exact name of Registrant as specified in its charter)


             Ohio                        0-25980                 34-1558688
             ----                        -------                 ----------
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
incorporation or organization)                               Identification No.)


           100 East Water Street, P.O. Box 5016, Sandusky, Ohio 44870
           ----------------------------------------------------------
                    (Address of principle executive offices)

       Registrant's telephone number, including area code: (419) 625-4121

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

                         Date of report: April 12, 1999
                                         --------------






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ITEM 5.   OTHER EVENTS

To our Shareholders:

         We have had a series of difficulties this spring with our transfer agent in sending information to the shareholders for our annual meeting, which was scheduled for April 20, 1999. Our registered shareholders have received two mailings of their proxy and annual report; the same information was not forwarded to the shareholders who maintain their shares through their broker.

         To afford these shareholders the proper notice and information, and at the same time not require additional action from our registered shareholders, we must reschedule our annual meeting to May 4, 1999. The meeting will be held at 2:00 p.m. at the corporate offices 100 East Water Street, Sandusky, Ohio 44870.

         We sincerely apologize for any inconvenience, and look forward to seeing you May 4th.

If you have any questions, please contact me.

                                                       Very truly yours,

                                                       /s/ David A. Voight

                                                       David A. Voight
                                                       President






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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


First Citizens Banc Corp

 /s/ James O. Miller                                 4/13/99
----------------------------------------        -----------------------------
James O. Miller                                       Date
Executive Vice President


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